MUNIVEST
MICHIGAN
INSURED
FUND, INC.








FUND LOGO








Semi-Annual Report

April 30, 1997




Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
MVM


This report, including the financial information herein, is transmitted to the shareholders of MuniVest Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniVest Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIVEST MICHIGAN INSURED FUND, INC.

The Benefits and
Risks of
Leveraging


MuniVest Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

DEAR SHAREHOLDER


For the six-month period ended April 30, 1997, the Common Stock of MuniVest Michigan Insured Fund, Inc. earned $0.390 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.87%, based on a month-end per share net asset value of $13.39. Over the same period, the total investment return on the Fund's Common Stock was +1.24%, based on a change in per share net asset value from $13.65 to $13.39, and assuming reinvestment of $0.393 per share income dividends.

For the six-month period ended April 30, 1997, the Fund's Auction
Market Preferred Stock had an average yield of 3.21%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-January 1997, municipal bond yields rose to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue, and that the increase in short-term interest rates by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. During the six months ended April 30, 1997, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of over 6% compared to the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the three-month period ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, signs of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
Over the six months ended April 30, 1997, we generally maintained the neutral investment strategy adopted in late 1996. However, in recent months, we became slightly more defensive given the FRB's apparent intention to raise short-term interest rates further to ensure that domestic growth slows and any potential inflationary pressures are contained. We expect that domestic US growth will eventually slow and interest rates will fall in response.

In ordinary circumstances, FRB actions impact the economy only after a considerable period of time, usually measured in quarters, not months. The first action by the FRB was taken in late March, and we expect the economy to begin to slow by the beginning of the fourth quarter of 1997, at the earliest. However, prospects for material progress on reducing the Federal budget deficit may significantly alter historic patterns of FRB actions and their consequences. Should meaningful Federal budget reduction legislation be enacted quickly, interest rates could fall sooner. Under such a scenario, we are prepared to quickly adopt a more aggressive approach to the tax-exempt bond market in order to more fully participate in the bond market rally.

However, until such legislation is enacted, we expect that tax-exempt bond yields will trade in a relatively narrow range, with perhaps a slight upward bias in yields. We will continue to purchase higher-couponed, defensively oriented securities whenever they become available. Cash reserves may be raised to seek to further protect the Fund's principal, but probably not exceed 5% for any significant period of time. The scarcity of attractively priced municipal issues is expected to continue making reinvestment difficult.

Short-term, tax-exempt interest rates also continued to trade in a relatively narrow range during the April period, typically between 3.50%--3.75%. However, in recent weeks short-term interest rates rose to above 4%, largely in response to seasonal corporate and individual tax pressures. Historically, such pressures are short-lived and interest rates usually begin to decline by mid-May. However, throughout the six-month period ended April 30, 1997, the leverage of the Fund's Preferred Stock was very favorable and significantly augmented the yield paid to Common Stock shareholders. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will be reduced. (For a complete explana-tion of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniVest Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



May 23, 1997



Portfolio Abbreviations


To simplify the listings of MuniVest Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
HDA    Housing Development Authority
PCR    Pollution Control Revenue Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
                        S&P      Moody's   Face                                                                      Value
STATE                  Ratings   Ratings  Amount  Issue                                                            (Note 1a)
Michigan--99.9%        AAA       Aaa     $ 1,000  Belding, Michigan, Area Schools, Refunding, UT, 6.05% due
                                                  5/01/2021 (c)                                                     $  1,016

                       AAA       Aaa       1,000  Caledonia, Michigan, Community Schools, Refunding, UT,
                                                  6.625% due 5/01/2014 (b)                                             1,078

                       AAA       Aaa       1,625  Central Michigan University Revenue Bonds, 5.50% due
                                                  10/01/2026 (c)                                                       1,554

                       AAA       Aaa       1,000  Coldwater, Michigan, Community Schools, UT, 6.30% due
                                                  5/01/2023 (e)                                                        1,043

                                                  Delta County, Michigan, Economic Development Corp.,
                                                  Environmental Improvement Revenue Bonds, DATES (Mead
                                                  Escanaba Paper) (a):
                       NR*       P1        1,000     Series E, 4.40% due 12/01/2023                                    1,000
                       NR*       P1        3,000     Series F, 4.40% due 12/01/2013                                    3,000

                       AAA       Aaa       2,000  Detroit, Michigan, Distributable State Aid, 7.20% due
                                                  5/01/1999 (b)(f)                                                     2,143

                       AAA       Aaa       6,750  Detroit, Michigan, Sewage Disposal Revenue Bonds, 6.625%
                                                  due 7/01/2001 (c)(f)                                                 7,334

                       BBB       Baa1      4,750  Dickinson County, Michigan, Economic Development Corp.,
                                                  Solid Waste Disposal, Revenue Refunding Bonds (Champion
                                                  International), 6.55% due 3/01/2007                                  4,935

                       AAA       Aaa       6,500  Eastern Michigan University Revenue Bonds, 5.50% due
                                                  6/01/2027 (c)                                                        6,215

                                                  Grand Ledge, Michigan, Public Schools District, UT (e):
                       AAA       Aaa       8,000     6.60% due 5/01/2004 (f)                                           8,882
                       AAA       Aaa       1,000     6.45% due 5/01/2014                                               1,068

                       AAA       Aaa       7,000  Grand Rapids, Michigan, Water Supply System, Revenue
                                                  Refunding Bonds, 6.50% due 1/01/2015 (c)                             7,450

                       AAA       Aaa       5,250  Grand Traverse County, Michigan, Hospital Finance Authority,
                                                  Hospital Revenue Refunding Bonds (Munson Healthcare), Series
                                                  A, 6.25% due 7/01/2022 (b)                                           5,418

                       AAA       Aaa       1,570  Grandville, Michigan, Public Schools District, Refunding, UT,
                                                  6.60% due 5/01/2015 (c)                                              1,696

                       AAA       Aaa       2,250  Greenville, Michigan, Public Schools Building, UT, 5.75% due
                                                  5/01/2019 (e)                                                        2,214

                                                  Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                                  Facility Revenue Refunding and Improvement Bonds (Bronson
                                                  Methodist) (e):
                       AAA       Aaa       1,435     5.75% due 5/15/2016                                               1,419
                       AAA       Aaa       1,000     5.875% due 5/15/2026                                                997
                       AAA       Aaa       1,180     Series A, 6.375% due 5/15/2017                                    1,239

                       AAA       Aaa       2,660  Kent, Michigan, Hospital Finance Authority, Health Care
                                                  Revenue Bonds (Butterworth Health Systems), Series A, 5.625%
                                                  due 1/15/2026 (e)                                                    2,552

                       AAA       Aaa       2,000  Kent, Michigan, Hospital Finance Authority, Michigan Hospital
                                                  Facility, Revenue Refunding Bonds (Butterworth Hospital),
                                                  Series A, 7.25% due 1/15/2013 (e)                                    2,313

                       AAA       Aaa       3,235  Lincoln Park, Michigan, School District, UT, 7% due
                                                  5/01/2020 (c)                                                        3,598

                       A1        VMIG1++     500  Michigan Higher Education Student Loan Authority Revenue
                                                  Bonds, VRDN, AMT, Series XII-D, 4.60% due 10/01/2015 (a)(b)            500

                                                  Michigan Municipal Bond Authority Revenue Bonds (Local
                                                  Government Loan Program), Series A (c):
                       AAA       Aaa       1,000     6% due 12/01/2013                                                 1,030
                       AAA       Aaa       2,000     6.125% due 12/01/2018                                             2,049

                       AAA       Aaa       1,425  Michigan Municipal Bond Authority Revenue Bonds (Local
                                                  Government Loan Program--Marquette Building), Series D, 6.75%
                                                  due 5/01/2021 (b)                                                    1,532

                       AAA       Aaa       3,000  Michigan State Building Authority, Facilities Program Revenue
                                                  Bonds, Series I, 6% due 10/01/2004 (b)                               3,178

                                                  Michigan State, HDA, Rental Housing, Revenue Refunding Bonds,
                                                  Series A:
                       AAA       Aaa       5,000     5.875% due 10/01/2017 (b)                                         4,979
                       AAA       Aaa       5,000     6.50% due 4/01/2023 (d)                                           5,160

                                                  Michigan State Hospital Finance Authority Revenue Bonds (b):
                       AAA       Aaa       4,000     (Mercy Health Services), Series Q, 5.375% due 8/15/2026           3,735
                       AAA       Aaa       1,225     (Mercy Health Services), Series R, 5.375% due 8/15/2026           1,144
                       AAA       Aaa       1,360     (Saint John Hospital and Medical Center), Series A, 5.25%
                                                     due 5/15/2026                                                     1,248

                                                  Michigan State Hospital Finance Authority, Revenue Refunding
                                                  Bonds:
                       AAA       Aaa       2,305     (Mercy Health Services), Series T, 6.50% due 8/15/2013 (e)        2,490
                       AAA       Aaa       3,000     (Saint John Hospital), Series A, 6% due 5/15/2013 (b)             3,069
                       AAA       Aaa       1,460     (Sparrow Obligated Group), 6.50% due 11/15/2011 (e)               1,536

                       AAA       Aaa       5,000  Michigan State Strategic Fund, Limited Obligation, Revenue
                                                  Refunding Bonds (Detroit Edison Co. Project), Series CC, 6.95%
                                                  due 9/01/2021 (c)                                                    5,395

                       NR*       P1        3,100  Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                                  Project), VRDN, Series A, 4.30% due 4/15/2018 (a)                    3,100

                       AAA       Aaa       6,500  Monroe County, Michigan, Economic Development Corp., Limited
                                                  Obligation, Revenue Refunding Bonds (Detroit Edison Co.
                                                  Project), Series AA, 6.95% due 9/01/2022 (c)                         7,601

                       AAA       Aaa       4,500  Monroe County, Michigan, PCR (Detroit Edison Co. Project),
                                                  AMT, Series CC, 6.55% due 6/01/2024 (e)                              4,712

                       AAA       Aaa       2,500  Monroe County, Michigan, PCR (Detroit Edison Co. Project--
                                                  Monroe and Fermi Plants), AMT, Series 1, 7.65% due 9/01/2020
                                                  (c)                                                                  2,724

                       AAA       Aaa       2,000  Montrose, Michigan, School District, UT, 5.60% due 5/01/2026
                                                  (e)                                                                  1,944

                       AAA       Aaa       2,500  Northview, Michigan, Public Schools District, Refunding, UT,
                                                  5.80% due 5/01/2021 (e)                                              2,487

                       AAA       Aaa       2,600  Novi, Michigan, Community School District, UT, 6.125% due
                                                  5/01/2013 (c)                                                        2,689

                       AAA       Aaa       1,000  Oakland University, Michigan, General Revenue Bonds, 5.75%
                                                  due 5/15/2026 (e)                                                      989

                       AAA       Aaa       1,000  Reeths-Puffer, Michigan, School District, Refunding, UT, 6%
                                                  due 5/01/2025 (c)                                                    1,011

                                                  Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                                  Revenue Bonds (William Beaumont Hospital):
                       AA        Aaa       2,750     Series D, 6.75% due 1/01/2001 (f)                                 2,980
                       A1        VMIG1++     300     VRDN, Series J, 4.40% due 1/01/2003 (a)                             300

                       AAA       Aaa       2,400  Three Rivers, Michigan, Community Schools (Building and Site),
                                                  UT, 6% due 5/01/2023 (e)                                             2,429

                       AAA       Aaa       1,990  Tri-County, Michigan, Area School District, Refunding, UT,
                                                  5.25% due 5/01/2020 (c)                                              1,835

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
                        S&P      Moody's   Face                                                                      Value
STATE                  Ratings   Ratings  Amount  Issue                                                            (Note 1a)
Michigan               AAA       Aaa     $ 1,500  Waterford, Michigan, School District Revenue Bonds, UT,
(concluded)                                       6.25% due 6/01/2012 (c)                                           $  1,572

                       AAA       Aaa       1,450  Wayne Charter County, Michigan, Airport Revenue Bonds
                                                  (Detroit Metropolitan Airport), Sub-Lien, Series A, 6.50%
                                                  due 12/01/2001 (e)(f)                                                1,577

                       AAA       Aaa       2,000  Western Michigan University, General Revenue Bonds, 6.125%
                                                  due 11/15/2022 (c)                                                   2,033

                       AAA       Aaa       2,000  Western Michigan University, Revenue Refunding Bonds,
                                                  Series B, 6.50% due 7/15/2021 (b)                                    2,130

                       AAA       Aaa       1,300  Ypsilanti, Michigan, School District, Refunding, UT, 5.75%
                                                  due 5/01/2020 (c)                                                    1,287


                       Total Investments (Cost--$143,442)--99.9%                                                     148,609

                       Other Assets Less Liabilities--0.1%                                                               196
                                                                                                                    --------
                       Net Assets--100.0%                                                                           $148,805
                                                                                                                    ========

                    (a)The interest rate is subject to change periodically
                       based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
                    (b)AMBAC Insured.
                    (c)FGIC Insured.
                    (d)FSA Insured.
                    (e)MBIA Insured.
                    (f)Prerefunded.
                      *Not Rated.
                     ++Highest short-term rating by Moody's Investors Service,
                       Inc.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 1997
Assets:             Investments, at value (identified cost--$143,442,137) (Note 1a)                         $148,608,510
                    Cash                                                                                          36,772
                    Interest receivable                                                                        2,892,393
                    Deferred organization expenses (Note 1e)                                                       5,392
                    Prepaid expenses and other assets                                                             25,613
                                                                                                            ------------
                    Total assets                                                                             151,568,680
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  2,488,318
                      Dividends to shareholders (Note 1f)                                       135,760
                      Investment adviser (Note 2)                                                60,726        2,684,804
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        78,953
                                                                                                            ------------
                    Total liabilities                                                                          2,763,757
                                                                                                            ------------

Net Assets:         Net assets                                                                              $148,804,923
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,000 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 50,000,000
                      Common Stock, par value $.10 per share (7,379,969 shares
                      issued and outstanding)                                              $    737,997
                    Paid-in capital in excess of par                                        102,717,370
                    Undistributed investment income--net                                        497,499
                    Accumulated realized capital losses on investments--net (Note 5)        (10,314,316)
                    Unrealized appreciation on investments--net                               5,166,373
                                                                                           ------------
                    Total--Equivalent to $13.39 net asset value per share of Common
                    Stock (market price--$12.625)                                                             98,804,923
                                                                                                            ------------
                    Total capital                                                                           $148,804,923
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1997
Investment          Interest and amortization of premium and discount earned                                $  4,261,563
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    372,928
                    Commission fees (Note 4)                                                     62,679
                    Professional fees                                                            36,124
                    Accounting services (Note 2)                                                 18,628
                    Transfer agent fees                                                          18,264
                    Printing and shareholder reports                                             13,737
                    Directors' fees and expenses                                                 11,148
                    Listing fees                                                                  8,493
                    Custodian fees                                                                5,447
                    Pricing fees                                                                  3,172
                    Amortization of organization expenses (Note 1e)                               1,783
                    Other                                                                         7,240
                                                                                           ------------
                    Total expenses                                                                               559,643
                                                                                                            ------------
                    Investment income--net                                                                     3,701,920
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            106,037
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (2,008,816)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,799,141
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six        For the
                                                                                            Months Ended      Year Ended
                                                                                              April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                          1997             1996
Operations:         Investment income--net                                                 $  3,701,920     $  7,416,066
                    Realized gain (loss) on investments--net                                    106,037       (1,201,355)
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                    (2,008,816)       1,183,894
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,799,141        7,398,605
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (2,900,379)      (5,654,230)
(Note 1f):            Preferred Stock                                                          (795,340)      (1,771,460)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (3,695,719)      (7,425,690)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                             (1,896,578)         (27,085)
                    Beginning of period                                                     150,701,501      150,728,586
                                                                                           ------------     ------------
                    End of period*                                                         $148,804,923     $150,701,501
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    497,499     $    491,298
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                                                                For the
                    The following per share data and ratios have      For the                                   Period
                    been derived from information provided in the    Six Months                                 Apr. 30,
                    financial statements                               Ended                                   1993++ to
                                                                      April 30, For the Year Ended October 31,  Oct. 31,
                    Increase (Decrease) in Net Asset Value:             1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  13.65   $  13.65  $  11.83  $  14.89   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50       1.01      1.01      1.01        .47
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.26)        --+++++ 1.82     (3.06)       .80
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .24       1.01      2.83     (2.05)      1.27
                                                                      --------   --------  --------  --------   --------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                              (.39)      (.77)     (.76)     (.84)      (.33)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                         Investment income--net                           (.11)      (.24)     (.25)     (.17)      (.07)
                    Capital charge resulting from issuance of
                    Preferred Stock                                         --         --        --        --       (.13)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.11)      (.24)     (.25)     (.17)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.39    $ 13.65  $  13.65  $  11.83   $  14.89
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 12.625   $ 12.375  $  12.25  $  10.25   $ 15.125
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      5.29%+++   7.40%    27.59%   (27.71%)     3.10%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.24%+++   6.32%    23.18%   (15.25%)     7.37%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .75%*      .77%      .77%      .76%       .56%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .75%*      .77%      .77%      .76%       .78%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.96%*     4.91%     5.21%     4.98%      4.67%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $ 98,805   $100,702  $100,729  $ 87,313   $108,647
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $ 50,000   $ 50,000  $ 50,000  $ 50,000   $ 50,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  13.45%     47.10%    53.85%    49.03%     15.34%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,976   $  3,014  $  3,015  $  2,746   $  3,173
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    398   $    886  $    939  $    615   $    255
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on June 1, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-
                    for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniVest Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $19,424,572 and $21,513,312, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $    106,037   $  5,166,373
                                 ------------   ------------
Total                            $    106,037   $  5,166,373
                                 ============   ============


As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,166,373, of which $5,344,600 related to appreciated securities and $178,227 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $143,442,137.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended April 30, 1997, shares issued and outstanding remained constant at 7,379,969. At April 30, 1997, total paid-in capital amounted to $103,455,367.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 4.15%.

As of April 30, 1997, there were 2,000 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $49,641 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $8,383,000, of which $4,574,000 expires in 2002, $3,063,000 expires in 2003 and $746,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.062845 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.